EXHIBIT

ANVIA HOLDINGS CORPORATION.

Unaudited Pro forma Financial Information

(Unaudited)

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ANVIA HOLDINGS CORPORATION INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF DECEMBER 31, 2018

(Amount expressed in United States Dollars (“US$”)

	Historical AHC Group and Egnitus Group	Historical ECI	Historical Blue Pacific	Historical Xamerg	Historical Jamiesons	Historical Doubleline Group	Historical Workstar Group	Total	Proforma Adjustments	Proforma Combined
ASSETS
Current assets:
Cash and cash equivalents	$22,770	$194	$1,296	$103,104	$56,876	$46,099	$17,915	$248,253	$-	$248,253
Accounts receivables	49,891	23,729	-	42	181,690	241,328	126,461	623,140	-	623,140
Other receivables, deposits and prepayments	193,158	-	7,224	904,885	2,471	42,575	50,295	1,200,608	(5,254)	1,195,354
Amount owing by related parties	796,653	-	-	-	3,951	71,429	-	872,033	(872,033)	-

Total current assets	1,062,472	23,923	8,520	1,008,031	244,987	401,430	194,670	2,944,034		2,066,747

Non-current assets:
Property, plant and equipment, net	257,977	1	1,441	129,075	1	3,614	92,941	485,050	-	485,050
Intangible assets	7,526	-	-	-	-	-	-	7,526	-	7,526
Investment in subsidiaries	1,641,104	-	-	-	-	-	-	1,641,104	(1,641,104)	-
Other investments	2,000	-	-	-	-	158,354	-	160,354	-	160,354
Goodwill	62,277	-	-	-	882,035	1,827,139	-	2,771,451	427,822.82	3,199,274

TOTAL ASSETS	3,033,357	23,924	9,961	1,137,106	1,127,023	2,390,536	287,611	8,009,519		5,918,950

LIABILITIES AND STOCKHOLDERS’EQUITY
Current liabilities:
Trade payables	366,763	24,213	-	39,784		269,858	551,426	1,252,043	-	1,252,043
Other payables and accrued liabilities	947,210	2,421	28,102	16,094	624,207	575,663	62,724	2,256,421	-	2,256,421
Amounts owing to directors	52,689	-	-	-		733,108	-	785,797	-	785,797
Amount owing to related party	38,741	4,997	8,718	-	494,481	331,394	-	878,331	(878,331)	0
Tax payables	4,843	-	-	-	-	-	-	4,843	-	4,843
Embedded conversion option liability	2,412,285	-	-	-	-	-	-	2,412,285	-	2,412,285
Convertible notes payable net of debt discount	221,222	-	-	-	-	-	-	221,222	-	221,222

Total current liabilities	4,043,753	31,632	36,820	55,878	1,118,688	1,910,022	614,150	7,810,942		6,932,611

TOTAL LIABILITIES	4,043,753	31,632	36,820	55,878	1,118,688	1,910,022	614,150	7,810,942		6,932,611

Total deficit:
Stockholders’ deficit:
Common stock	4,101	23,906	1,190	1	73	24,213	70	53,555	(49,455)	4,101
Discount on common stock	(500)	-	-	-	-	-	-	(500)	-	(500)
Additional paid-in capital	2,986,402	-	-	-	-	-	-	2,986,402	-	2,986,402
Common stock receivable	(1,030,000)	-	-	-	-	-	-	(1,030,000)	-	(1,030,000)
Accumulated other comprehensive expense	(132,052)	289	-	(40,949)	(866)	-	-	(173,579)	46,559	(127,020)
Accumulated deficit	(2,836,057)	(31,903)	(28,049)	1,122,176	9,128	456,302	(326,609)	(1,635,013)	(1,213,426)	(2,848,439)
Total stockholders’ deficit	(1,008,107)	(7,708)	(26,858)	1,081,228	8,335	480,515	(326,539)	200,865	-	(1,015,456)
Non-controlling interest	(2,289)	-	-	-	-	-	-	(2,289)	4,084	1,795

Total deficit	(1,010,396)	(7,708)	(26,858)	1,081,228	8,335	480,515	(326,539)	198,577		(1,013,661)
TOTAL LIABILITIES AND DEFICIT	3,033,357	23,924	9,961	1,137,106	1,127,023	2,390,537	287,611	8,009,519		5,918,950

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ANVIA HOLDINGS CORPORATION INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR YEAR ENDED DECEMBER 31, 2018

(Amount expressed in United States Dollars (“US$”))

	Historical AHC Group and Egnitus Group	Historical ECI	Historical Xamerg	Historical Jamiesons	Total	Proforma Adjustments	Proforma Combined
Revenues, net	$432,210	$-	$207,063	$51,406	$690,680	$-	$690,680

Cost of revenue	80,370	-	-	-	80,370	-	80,370

Gross profit	351,840	-	207,063	51,406	610,309	-	610,309

Operating expenses:
Other income - Negative goodwill	-	-	-	-	-	604,645.47	604,645
General and administrative expenses	1,060,316	10,604	136,113	79,314	1,286,347	-	1,286,347

Loss from operation	(708,476)	(10,604)	70,951	(27,908)	(676,038)	-	(71,392)

Other Expenses
Changes in fair value of embedded conversion Option Liability	551,562	-	-	-	551,562	-	551,562

Interest expense	1,277,418	-	-	-	1,277,418	-	1,277,418

Total other expense	1,828,980	-	-	-	1,828,980	-	1,828,980

LOSS BEFORE INCOME TAXES	(2,537,455)	(10,604)	70,951	(27,908)	(2,505,017)	-	(1,900,372)

Income tax expense	-	-	-	-	-	-	-

NET LOSS	(2,537,455)	(10,604)	70,951	(27,908)	(2,505,017)	-	(1,900,372)

Less: Net loss attributable to non-controlling interest	(2,334)	-	-	-	(2,334)	(13,675.24)	(16,009)

NET LOSS ATTRIBUTABLE TO THE COMPANY	(2,535,121)	(10,604)	70,951	(27,908)	(2,502,683)	-	(1,884,363)

Other comprehensive expense:
- Foreign currency translation gain/(loss)	(3,850)	289	(40,982)	(866)	(45,410)	30,054.60	(15,355)

COMPREHENSIVE EXPENSE	(2,538,971)	(10,316)	29,968	(28,774)	(2,548,093)	-	(1,899,718)

Other comprehensive loss attributable to non-controlling interests	-	-	-	-	-	-	-

TOTAL COMPREHENSIVE EXPENSE ATTRIBUTABLE TO THE COMPANY	(2,538,971)	(10,316)	29,968	(28,774)	(2,548,093)	-	(1,899,718)

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ANVIA HOLDINGS CORPORATION

PRO FORMA NOTES TO CONDENSED FINANCIAL STATEMENTS

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

i)	AHC Group and Egnitus Group (“Acquirer”)- Consolidation of AHC Group and Egnitus Group
ii)	AHC Group- Consolidation of Anvia Holdings Corporation, Anvia (Australia) Pty Ltd and Global Institute of Vocational Education Pty Ltd.
iii)	Egnitus Inc Group - Consolidation of Egnitus Inc, Egnitus Holding Pty Ltd, Egnitus International (L) Ltd, Egnitus Australia Pty Ltd and Egnitus (M) Sdn Bhd.
iv)	ECI- Entrepreneur Culture Inc Sdn. Bhd.
v)	Blue Pacific- Blue Pacific English Academy Inc.
vi)	Xamerg- Xamerg Pty Ltd
vii)	Jamiesons- Jamiesons Accounting Pty Ltd
viii)	Doubleline Group- Consolidation of Doubleline Capital Sdn. Bhd.,All Cresent Sdn Bhd, Sage Interactive Sdn Bhd.
ix)	Workstar Group- Workstar Technologies Pty Ltd and Workstar Tech (Aust) Pty Ltd.

Above (iv to ix) refer as “Target” companies.

NOTE 1 – ACQUISITION

In October 23, 2018, Anvia Holdings Corporation entered into an acquisition agreement to acquire 100% of Entrepreneur Culture Inc Sdn. Bhd. shares for consideration of $ 60,074 and 65,455 shares of Anvia Holdings Corporation common stock.

In November 29, 2018, Anvia (Australia) Pty Ltd acquired 100% of shares issued and outstanding common shares from the shareholders of Xamerg Pty Ltd for consideration of $ 1, 204,807.84.

In November 30, 2018, Anvia (Australia) Pty Ltd acquired 51% of the shares issued and outstanding common shares from shareholders of Jamiesons Accounting Pty Ltd for consideration of $ 696,129.

In December 10, 2018, Anvia Holdings Corporation acquired 100% of shares issued and outstanding common shares from shareholders of Doubleline Capital Sdn. Bhd. in exchange with 52,300 shares of Anvia Holdings Corporation common stock.

In December 28, 2018, Anvia Holdings Corporation acquired 100% of shares issued and outstanding common shares from shareholders of Blue Pacific English Academy Inc. for consideration of $ 18,593.78

In December 28, 2018, Doubleline Capital Sdn. Bhd. acquired 100% of shares issued and outstanding common shares from shareholders of All Crescent Sdn. Bhd. for consideration of $100,000 and 200,000 shares of Doubleline Capital Sdn. Bhd. common stock.

In December 31, 2018, Anvia (Australia) Pty Ltd acquired 100% of shares issued and outstanding common shares from shareholders of Workstar Technologies Pty Ltd for consideration of $211,380.

NOTE 2 – BASIS OF PRESENTATION

The pro forma is based on the historical financial statements of AHC Group after giving effect to Egnitus Inc’s Group acquisition of AHC Group as a transaction among entities under common control.

The pro forma financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable

The pro forma financial statements do not purport to represent what the results of operations or financial position of the combined entity would actually have been if the merger had in fact occurred on December 31, 2018, nor do they purport to project the results of operations or financial position of the combined entity for any future period or as of any date.

These pro forma financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the acquisition of Acquirer to Target since such amounts, if any, are not presently determinable.

NOTE 3 – PRO FORMA ADJUSTMENTS

The pro forma financial statements have been prepared as if the acquisition was completed on December 31, 2018 for combined balance sheet purpose and reflects the following pro forma adjustment(s):

i)	To eliminate the paid-in capital of Target companies and investments in subsidiaries, goodwill arises from acquisition; and
ii)	To eliminate inter-company balances.

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TOTAL ASIA ASSOCIATES PLT

(LLP0016837-LCA & AF002128)

A Firm registered with US PCAOB and Malaysian MIA

Block C-3-1, Megan Avenue 1, 189, Off Jalan Tun Razak, 50400, Kuala Lumpur.

Tel : (603) 2733 9989

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

ANVIA HOLDINGS CORPORATION

1125 E. Broadway, Suite 770

Glendale, California 91250

We consent to the inclusion in the Registration Statement on Form 8K/A of Anvia Holdings Corporation of our report date April 2, 2019, relating to our audit of the proforma condensed consolidated balance sheets of Anvia Holdings Corporation as of December 31, 2018 and the related proforma condensed consolidated statements of income, stockholders’ equity, and cash flows for the for the period ended of December 31, 2018.

We also consent to the reference to us under the caption “Interest of Named Experts and Counsel” in the Registration Statement.

/s/ Total Asia Associates PLT
TOTAL ASIA ASSOCIATES
PLT KUALA LUMPUR, MALAYSIA
April 3, 2019

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